UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 15, 2011
____________________________________

Energizer Holdings, Inc.
(Exact name of Registrant as specified in its charter)

MISSOURI (State or Other Jurisdiction of Incorporation)	1-15401 (Commission File Number)	43-1863181 (IRS Employer Identification Number)
533 Maryville University Drive St. Louis, Missouri 63141 (Address of principal executive offices)
Registrant's telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Energizer Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K in connection with the anticipated registration with the United States Securities and Exchange Commission (the “SEC”) on Form S-4 of the Company's 4.70% Senior Notes due 2021 (the “Exchange Notes”) to be offered in exchange for the Company's outstanding 4.70% Senior Notes due 2021 (the “Original Notes” and together with the Exchange Notes, the “Notes”) to provide supplemental financial information pursuant to Rule 3-10 of Regulation S-X regarding certain of the Company's subsidiaries (the “Subsidiary Guarantors”) that guarantee the Notes.

The Company is disclosing financial information of the Subsidiary Guarantors in a new footnote, adding Note 21 to the Company's 2011 audited consolidated financial statements (the “Updated Annual Financial Statements”) included within the Company's Annual Report on Form 10-K for the year ended September 30, 2011 (originally filed with the SEC on November 22, 2011) (the “2011 Form 10-K”). All other information provided in the 2011 Form 10-K remain unchanged and this Form 8-K does not modify or update the disclosures in the reports in any way other than the inclusion of the supplemental financial information of the Subsidiary Guarantors.

The Updated Annual Financial Statements are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. This Current Report and the exhibits hereto should be read in conjunction with the 2011 Form 10-K and the Company's filings made with the SEC subsequent to the filing of the 2011 Form 10-K.

Item 9.01. Financial Statements and Exhibits.

See Exhibit index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:  /s/ Daniel J. Sescleifer
Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer

Dated: December 15, 2011

EXHIBIT INDEX

Exhibit No.        Description

23	Consent of Independent Registered Public Accounting Firm.

99.1
Consolidated Financial Statements of the Company and Notes thereto, included in the Company's Annual Report on Form 10-K for the year ended September 30, 2011, revised only to provide the condensed consolidating financial information relating to the Company and the Subsidiary Guarantors (included with the Consolidated Financial Statements is the Report of the Independent Registered Public Accounting Firm dated November 22, 2011, except with respect to its opinion on the Company's Consolidated Financial Statements insofar as it relates to the presentation of the condensed consolidating financial information relating to the Subsidiary Guarantors discussed in Note 21, as to which the date is December 15, 2011).

101
Attached as Exhibit 101 to this Form 8-K are the following documents formatted in eXtensible Business Reporting Language (XBRL): (i) Consolidated Statements of Earnings and Comprehensive Income for the years ended September 30, 2009, 2010 and 2011, (ii) Consolidated Balance Sheets at September 30, 2010 and 2011, (iii) Consolidated Statements of Cash Flows for the years ended September 30, 2009, 2010 and 2011, (iv) Consolidated Statements of Shareholders' Equity for the years ended September 30, 2009, 2010 and 2011, and (v) Notes to Consolidated Financial Statements for the year ended September 30, 2011. In accordance with Rule 406T of Regulation S-T, the XBRL related information in Exhibit 101 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, and shall not be deemed “filed” or part of any registration statement or prospectus for purposes of Section 11 or 12 under the Securities Act of 1933 or the Securities Exchange Act of 1934, or otherwise subject to liability under those sections, except as shall be expressly set forth by specific reference in such filing. The financial information contained in the XBRL-related documents is “unaudited” and “unreviewed.”